UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 3, 2018

OPKO Health, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33528	75-2402409
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Biscayne Blvd., Miami, Florida		33137
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(305) 575-4100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2018, the Board of Directors of OPKO Health, Inc. (the “Company”), appointed Robert S. Fishel, M.D. as a new director effective as of April 3, 2018. There was no arrangement or understanding between Dr. Fishel and any other persons pursuant to which Dr. Fishel was selected as a director and there are no related person transactions between Dr. Fishel and the Company. The Board has determined that Dr. Fishel is independent for purposes of the Board of Directors under the applicable rules of the Securities and Exchange Commission and the Nasdaq Stock Market.

Dr. Fishel serves as a director of several private companies. He is a director and founder of Florida Electrophysiology Associates and has been the CEO and President since 1997, a director and senior managing partner of Renaissance Properties since 1989, a director and founding partner of Catalyst Development Partners since 2009, a director and president of ALSAR Ltd Partnership since 1996, and a director and founder of NewPace Medical and its Chief Medical Officer since 2012. Dr. Fishel is an Affiliate Associate Professor of Medicine at the Charles E. Schmidt College of Medicine, Florida Atlantic University School of Medicine’s Division of Integrated Sciences.

Upon initial appointment to the Company’s Board of Directors, all non-employee directors receive a grant of 40,000 stock options to acquire the Company’s common stock, par value $.01. Dr. Fishel was granted 40,000 stock options on April 3, 2018 pursuant to the Company’s 2016 Equity Incentive Plan. The stock options have an exercise price of $3.04, the closing price of the Company’s common stock on the Nasdaq Stock Market on April 3, 2018.

In addition to the foregoing, Dr. Fishel will receive the standard compensation provided to the Company’s non-employee directors.

The Company has also entered into its standard director indemnification agreement with Dr. Fishel.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

April 4, 2018	By:	Adam Logal

Name: Adam Logal
Title: Senior Vice President-Chief Financial Officer